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                                                                    EXHIBIT 21.1



SUBSIDIARY NAME                                 STATE OF INCORPORATION
---------------                                 ----------------------
A-Best Disposal, Inc.                                    OH
Ace Disposal Services, Inc.                              OH
ADAJ Corporation                                         CA
Anderson Refuse Co., Inc.                                IN
Anderson Solid Waste, Inc.                               CA
Arc Disposal Company, Inc.                               IL
Ariana, LLC                                              DE
Astro Waste Services, Inc.                               ME
Atlas Transport, Inc.                                    CA
Barker Brothers Waste Incorporated                       TN
Barker Brothers, Inc.                                    TN
Bay Collection Services, Inc.                            CA
Bay Environmental Management, Inc.                       CA
Bay Landfills, Inc.                                      CA
Bay Leasing Company, Inc.                                CA
Berkeley Sanitary Service, Inc.                          CA
Berrien County Landfill, Inc.                            MI
BLT Enterprises of Oxnard, Inc.                          CA
Bluegrass Recycling & Transfer Company                   KY
Bom Ambiente Insurance Company                           Cayman Islands
Bosman Bros., Inc.                                       IL
Calvert Trash Service Incorporated                       MD
Calvert Trash Systems, Incorporated                      MD
Capital Waste & Recycling, Inc.                          NY
Commercial Waste Disposal , Inc.                         KY
Compactor Rental Systems of Delaware, Inc.               DE
Consolidated Disposal Service, LLC                       DE
Continental Waste Industries - Gary, Inc.                IN
Continental Waste Industries, L.L.C.                     DE
Covington Waste, Inc.                                    TN
Crockett Sanitary Service, Inc.                          CA
CWI of Florida, Inc.                                     FL
CWI of Illinois, Inc.                                    IL
CWI of Missouri, Inc.                                    MO
CWI of Northwest Indiana, Inc.                           IN
E & P Investment Corporation                             IL
Envirocycle, Inc.                                        FL
Environmental Specialists, Inc.                          MO
FLL, Inc.                                                MI
G.E.M. Environmental Management, Inc.                    DE
Gilliam Transfer, Inc.                                   MO
Greenfield Environmental Development Corp.               DE
Hanks Disposal, Inc.                                     IN


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SUBSIDIARY NAME                                 STATE OF INCORPORATION
---------------                                 ----------------------

HMD Waste, L.L.C.                                        DE
Honeygo Run Reclamation Center, Inc.                     MD
Indiana Recycling, LLC                                   IN
Jamax Corporation                                        IN
K & K Trash Removal, Inc.                                MD
L.R. Stuart and Son, Inc.                                VA
McCusker Recycling, Inc.                                 PA
M-G Disposal Service, LLC                                DE
Midwest Material Management, Inc.                        IN
Noble Risley, Jr. & Sons, Inc.                           IL
Northwest Tennessee Disposal Corp.                       TN
Nove Investments I, LLC                                  CA
Oceanside Waste & Recycling Services                     CA
Ohio Republic Contracts, II, Inc.                        DE
Ohio Republic Contracts, Inc.                            OH
Peninsula Waste Systems, LLC                             MD
Perdomo & Sons, Inc.                                     CA
Perdomo/BLT Enterprises, LLC                             CA
Potrero Hills Landfill, Inc.                             CA
Prichard Landfill Corporation                            WV
Reliable Disposal, Inc.                                  MI
Republic Acquisition Company                             DE
Republic Dumpco, Inc.                                    NV
Republic Enivronmental Technologies, Inc.                NV
Republic Indiana Merger, LLC                             DE
Republic Services Aviation, Inc.                         FL
Republic Services Financial LP, Inc.                     DE
Republic Services Financial, Limited Partnership         DE
Republic Services Holding Company, Inc.                  DE
Republic Services of Arizona Hauling, LLC                AZ
Republic Services of California Holding Company, Inc.    DE
Republic Services of California I, LLC                   DE
Republic Services of California II, LLC                  DE
Republic Services of Canada, Inc.                        Canada
Republic Services of Colorado Hauling, LLC               CO
Republic Services of Colorado I, LLC                     CO
Republic Services of Florida GP, Inc.                    DE
Republic Services of Florida LP, Inc.                    DE
Republic Services of Florida, Limited Partnership        DE
Republic Services of Georgia GP, LLC                     DE
Republic Services of Georgia LP, LLC                     DE
Republic Services of Georgia, Limited Partnership        DE
Republic Services of Indiana LP, Inc.                    DE
Republic Services of Indiana Transportation, LLC         DE


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
SUBSIDIARY NAME                                 STATE OF INCORPORATION
---------------                                 ----------------------

Republic Services of Indiana, Limited Partnership        DE
Republic Services of Kentucky, LLC                       KY
Republic Services of Maryland, LLC                       MD
Republic Services of Michigan Hauling, LLC               MI
Republic Services of Michigan Holding Company, Inc.      DE
Republic Services of Michigan I, LLC                     MI
Republic Services of Michigan II, LLC                    MI
Republic Services of Michigan III, LLC                   MI
Republic Services of Michigan IV, LLC                    MI
Republic Services of Michigan V, LLC                     MI
Republic Services of New Jersey II, LLC                  DE
Republic Services of New Jersey, LLC                     DE
Republic Services of New York Hauling, LLC               NY
Republic Services of New York, Inc.                      DE
Republic Services of North Carolina, LLC                 NC
Republic Services of Ohio Hauling, LLC                   OH
Republic Services of Ohio I, LLC                         OH
Republic Services of Ohio II, LLC                        OH
Republic Services of Ohio III, LLC                       OH
Republic Services of Ohio IV, LLC                        OH
Republic Services of Pennsylvania, LLC                   DE
Republic Services of South Carolina, LLC                 DE
Republic Services of Tennessee, LLC                      DE
Republic Services of Virginia, LLC                       VA
Republic Services of Wisconsin GP, LLC                   DE
Republic Services of Wisconsin LP, LLC                   DE
Republic Services of Wisconsin, Limited Partnership      DE
Republic Services Real Estate Holding, Inc.              NC
Republic Services Risk Management, Inc.                  DE
Republic Services Vasco Road, LLC                        DE
Republic Services, Inc.                                  DE
Republic Silver State Disposal, Inc.                     NV
Republic Wabash Company                                  DE
Republic Waste Services of Louisiana, LLC                DE
Republic Waste Services of Texas GP, Inc.                DE
Republic Waste Services of Texas LP, Inc.                DE
Republic Waste Services of Texas, Ltd.                   TX
RI/Alameda Corp.                                         CA
Richmond Sanitary Service, Inc.                          CA
RITM, LLC                                                DE
RS/WM Holding Company, LLC                               DE
RSG Cayman Group, Inc.                                   DE
Rubbish Control, LLC                                     DE
Sandy Hollow Landfill Corp.                              WV


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SUBSIDIARY NAME                                 STATE OF INCORPORATION
---------------                                 ----------------------

Sanifill, Inc.                                           TN
Schofield Corporation of Orlando                         FL
Solano Garbage Company                                   CA
South Trans, Inc.                                        NJ
Southern Illinois Regional Landfill, Inc.                IL
Suburban Sanitation Services, Inc.                       AZ
Sunrise Disposal, Inc.                                   IN
Taormina Industries, LLC                                 DE
Tay-Ban Corporation                                      MI
Terre Haute Recycling, Inc.                              IN
The LETCO Group, Limited Partnership                     DE
Tri-County Refuse Service, Inc,                          MI
Triple G Landfills, Inc.                                 IN
United Refuse Co., Inc.                                  IN
Victory Environmental Services, Inc.                     DE
Victory Waste Incorporated                               CA
Wabash Valley Development Corporation                    IN
Wabash Valley Landfill Company, Ltd.                     PA
Water Recovery Systems, LLC                              SC
West Contra Costa Energy Recovery Company                CA
West Contra Costa Sanitary Landfill, Inc.                CA
West County Landfill, Inc.                               CA
West County Resource Recovery, Inc.                      CA
Wilshire Disposal Services, Inc.                         CA
Zakaroff Services                                        CA



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